UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2021

GORES GUGGENHEIM, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40265	85-4385646
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6260 Lookout Road Boulder, CO	80301
(Address of principal executive offices)	(Zip Code)

(310) 209-3010

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock	GGPI	Nasdaq Capital Market
Warrants	GGPIW	Nasdaq Capital Market
Units	GGPIU	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Amendment to Business Combination Agreement

As previously disclosed, on September 27, 2021, Gores Guggenheim, Inc. (the “Company”) entered into a Business Combination Agreement (the “Business Combination Agreement”), by and among the Company, Polestar Automotive Holding Limited, a Hong Kong incorporated company (“Parent”), Polestar Automotive (Singapore) Pte. Ltd., a private company limited by shares in Singapore, Polestar Holding AB, a private limited liability company incorporated under the laws of Sweden, Polestar Automotive Holding UK Limited, a limited company incorporated under the laws of England and Wales and a direct wholly owned subsidiary of Parent (“ListCo”), and PAH UK Merger Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of ListCo.

On December 17, 2021, the parties to the Business Combination Agreement entered into Amendment No. 1 to the Business Combination Agreement (the “BCA Amendment”). The BCA Amendment amends the Business Combination Agreement to: (i) account for the amendments to the Sponsor Subscription Agreement (as defined below) and the Volvo Cars Subscription Agreement (as defined below) and the execution of the New PIPE Subscription Agreements related thereto (as defined below); (ii) reflect the amendment to the Sponsor and Supporting Sponsor Stockholders Lock-Up Agreement (as defined below); (iii) reflect the amendment to the Registration Rights Agreement (as defined below) and (iv) make other administrative and conforming amendments to the Business Combination Agreement.

The foregoing description of the BCA Amendment does not purport to be complete and is qualified in its entirety by the terms and conditions of the BCA Amendment, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

New PIPE Subscription Agreements; Amendment of Sponsor Subscription Agreement and Volvo Cars Subscription Agreement

As previously disclosed, on September 27, 2021, the Company and ListCo entered into a subscription agreement (the “Sponsor Subscription Agreement”) with Gores Guggenheim Sponsor LLC (the “Sponsor”) pursuant to which the Sponsor agreed to subscribe for approximately 9.08 million American depository shares of ListCo (the “ListCo Class A ADSs”) for a purchase price of $9.09 per ListCo Class A ADS on the date of closing (the “Closing”) of the transactions contemplated by the Business Combination Agreement and the other transaction documents contemplated thereby (the “Business Combination”), for an aggregate investment amount of approximately $82.5 million. Pursuant to the Sponsor Subscription Agreement, the Sponsor had the right to assign its commitment to purchase the ListCo Class A ADSs under the Sponsor Subscription Agreement in advance of the Closing. On December 17, 2021, (i) the Sponsor assigned a portion of its commitment to purchase ListCo Class A ADSs, in an aggregate investment amount equaling approximately $63.0 million (the “Sponsor Assignment”), to certain investors and (ii) the Company, ListCo and Sponsor amended the Sponsor Subscription Agreement to reflect the Sponsor Assignment. As a result, pursuant to the Sponsor Subscription Agreement, as amended, Sponsor has agreed to subscribe for approximately 2.15 million ListCo Class A ADSs for a purchase price of $9.09 per ListCo Class A ADS on the date of Closing, for an aggregate investment of approximately $19.5 million. The Sponsor Subscription Agreement, as amended, is substantially similar to the PIPE Subscription Agreements (as defined below), except with regards to purchase price and that the Sponsor has the right to assign its commitment to purchase the ListCo Class A ADSs under the Sponsor Subscription Agreement in advance of the Closing.

As previously disclosed, on September 27, 2021, the Company and ListCo entered into a subscription agreement (the “Volvo Cars Subscription Agreement”) with Snita Holding B.V., a corporation organized under the laws of Netherlands (“Snita”), pursuant to which Snita agreed to subscribe for 10.00 million ListCo Class A ADSs for a purchase price of $10.00 per Class A ADS on the date of Closing, for an aggregate investment of $100.0 million. Pursuant to the Volvo Cars Subscription Agreement, Snita had the right to assign its commitment to purchase the ListCo Class A ADSs under the Volvo Cars Subscription Agreement in advance of the Closing. On December 17, 2021 (i) Snita assigned a portion of its commitment to purchase ListCo Class A ADSs, in an aggregate investment amount equaling approximately $73.0 million (the “Volvo Assignment,” and together with the Sponsor Assignment, the “PIPE Assignment”) to purchase the ListCo Class A ADSs to certain investors (the investors who were assigned commitments pursuant to the PIPE Assignment, collectively, the “New PIPE Investors”) and (ii) the Company, ListCo and Snita amended the Volvo Car Subscription Agreement to reflect the Volvo Assignment. As a result, pursuant to the Volvo Cars Subscription Agreement, as amended, Snita has agreed to subscribe for approximately 2.70 million ListCo Class A ADSs for a purchase price of $10.00 per ListCo Class A ADS on the date of Closing, for an aggregate investment of approximately $27.0 million. The Volvo Cars Subscription Agreement, as amended, is substantially similar to the PIPE Subscription Agreements, except with regards to purchase price and that Snita may, in accordance with the terms of the Volvo Cars Subscription Agreement, assign its commitment to purchase the ListCo Class A ADSs under the Volvo Cars Subscription Agreement in advance of the Closing.

As previously disclosed, on September 27, 2021, the Company and ListCo entered into subscription agreements (the “PIPE Subscription Agreements”) with certain investors (the “PIPE Investors”), pursuant to which the PIPE Investors have agreed to purchase, substantially concurrently on the date of the Closing, an aggregate of 7.43 million ListCo Class A ADSs for an aggregate amount of approximately $67.5 million. In connection with the PIPE Assignment, on December 17, 2021, the Company and ListCo entered into subscription agreements (the “New PIPE Subscription Agreements”) with the New PIPE Investors, which include certain affiliates and employees of Sponsor. Pursuant to the New PIPE Subscription Agreements, the New PIPE Investors have agreed to collectively subscribe for approximately 14.3 million ListCo Class A ADSs (the “New PIPE Shares”) for an average price of approximately $9.54 per ListCo Class A ADS, reflecting an aggregate investment amount of approximately $136.0 million. The New PIPE Subscription Agreements are substantially similar to the PIPE Subscription Agreements. The aggregate amount of the PIPE investment and number of ListCo Class A ADSs to be purchased pursuant thereto remains unchanged.

The issuance of the New PIPE Shares pursuant to the New PIPE Subscription Agreements is contingent upon, among other customary closing conditions, the substantially concurrent consummation of the Business Combination. Pursuant to the New PIPE Subscription Agreements, ListCo agreed to file with the U.S. Securities and Exchange Commission (the “SEC”) (at ListCo’s sole cost and expense), within 30 calendar days after the date of Closing, a registration statement registering the resale of the New PIPE Shares, and to use its commercially reasonable efforts to have the registration statement declared effective as soon as practicable after the filing thereof.

The foregoing description of the New PIPE Subscription Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the PIPE Subscription Agreements, a form of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Amendment to the Registration Rights Agreement

As previously disclosed, on September 27, 2021, ListCo, Parent, the Parent Shareholders (as defined in the Business Combination Agreement), Sponsor and the independent directors of the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”).

On December 17, 2021, the parties to the Registration Rights Agreement entered into Amendment No. 1 to the Registration Rights Agreement (the “Registration Rights Agreement Amendment”), to provide for certain administrative changes to reflect the BCA Amendment and the New PIPE Subscription Agreements.

The foregoing description of the Registration Rights Agreement Amendment does not purport to be complete and is qualified in its entirety by the terms and conditions of the Registration Rights Agreement Amendment, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Amendment to the Sponsor and Supporting Stockholders Lock-Up Agreement

As previously disclosed, on September 27, 2021, Sponsor, the Company, Parent, ListCo and certain of the Company’s directors, executive officers and affiliates entered into the Sponsor and Supporting Sponsor Stockholders Lock-Up Agreement (the “Sponsor and Supporting Sponsor Stockholders Lock-Up Agreement”).

On December 17, 2021, the parties to the Sponsor and Supporting Sponsor Stockholders Lock-Up Agreement entered into Amendment No. 1 to the Sponsor and Supporting Sponsor Stockholders Lock-Up Agreement (the “Lock-Up Agreement Amendment”). The Lock-Up Agreement Amendment provides for amendments to the Sponsor and Supporting Sponsor Stockholders Lock-Up Agreement to increase the amount of the Company’s Class F common stock (“Company Class F Common Stock”) that will be cancelled by the Company in connection with the Closing from 1,501,651 shares of Company Class F Common Stock to 1,533,873 shares of Company Class F Common Stock.

The foregoing description of the Lock-Up Agreement Amendment does not purport to be complete and is qualified in its entirety by the terms and conditions of the Lock-Up Agreement Amendment, a copy of which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Forward-Looking Statements

Certain statements in this Current Report may be considered “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or the future financial or operating performance of the Company and Polestar Performance AB and its affiliates (“Polestar”). For example, projections of future revenue, volumes and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential”, “forecast”, “plan”, “seek”, “future”, “propose” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, and Polestar and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (a) the occurrence of any event, change or other circumstances that could give rise to the termination of definitive agreements with respect to proposed Business Combination; (b) the outcome of any legal proceedings that may be instituted against the Company, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (c) the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of the Company, to obtain financing to complete the Business Combination or to satisfy other conditions to Closing; (d) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (e) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (f) the risk that the Business Combination disrupts current plans and operations of Polestar as a result of the announcement and consummation of the Business Combination; (g) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (h) costs related to the Business Combination; (i) risks associated with changes in applicable laws or regulations and Polestar’s international operations; (j) the possibility that Polestar or the combined company may be adversely affected by other economic, business, and/or competitive factors; (k) Polestar’s estimates of expenses and profitability; (l) Polestar’s ability to maintain agreements or partnerships with its strategic partners Volvo Cars and Zhejiang Geely Holding Group Co., Ltd and to develop new agreements or partnerships; (m) Polestar’s ability to maintain relationships with its existing suppliers and strategic partners, and source new suppliers for its critical components, and to complete building out its supply chain, while effectively managing the risks due to such relationships; (n) Polestar’s reliance on its partnerships with vehicle charging networks to provide charging solutions for its vehicles and its strategic partners for servicing its vehicles and their integrated software; (o) Polestar’s ability to establish its brand and capture additional market share, and the risks associated with negative press or reputational harm, including from lithium-ion battery cells catching fire or venting smoke; (p) delays in the design, manufacture, launch and financing of Polestar’s vehicles and Polestar’s reliance on a limited number of vehicle models to generate revenues; (q) Polestar’s ability to continuously and rapidly innovate, develop and market new products; (r) risks related to future market adoption of Polestar’s offerings; (s) increases in costs, disruption of supply or shortage of materials, in particular for lithium-ion cells or semiconductors; (t) Polestar’s reliance on its partners to manufacture vehicles at a high volume, some of which have limited experience in producing electric vehicles, and on the allocation of sufficient production capacity to Polestar by its partners in order for Polestar to be able to increase its vehicle production capacities; (u) risks related to Polestar’s distribution model; (v) the effects of competition and the high barriers to entry in the automotive industry, and the pace and depth of electric vehicle adoption generally on Polestar’s future business; (w) changes in regulatory requirements, governmental incentives and fuel and energy prices; (x) the impact of the global COVID-19 pandemic on the Company, Polestar, Polestar’s post business combination’s projected results of operations, financial performance or other financial metrics, or on any of the foregoing risks; and (y) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s final prospectus relating to its initial public offering (File No. 333-253338) declared effective by the SEC on March 22, 2021, and other documents filed, or to be filed, with the SEC by the Company or ListCo, including the Registration/Proxy Statement (as defined below). There may be additional risks that neither the Company, Polestar nor ListCo presently know or that the Company, Polestar or ListCo currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Nothing in this Current Report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither the Company, Polestar nor ListCo undertakes any duty to update these forward-looking statements.

Additional Information

In connection with the proposed Business Combination, (a) ListCo has filed with the SEC a registration statement on Form F-4 containing a preliminary proxy statement of the Company and a preliminary prospectus (the “Registration/Proxy Statement”) and (b) the Company will file a definitive proxy statement relating to the proposed Business Combination (the “Definitive Proxy Statement”) and will mail the Definitive Proxy Statement and other relevant materials to its stockholders after the Registration/Proxy Statement is declared effective. The Registration/Proxy Statement contains and the Definitive Proxy Statement will contain important information about the proposed Business Combination and the other matters to be voted upon at a meeting of the Company’s stockholders to be held to approve the proposed Business Combination. This Current Report does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Before making any voting or other investment decisions, securityholders of the Company and other interested persons are advised to read the Registration/Proxy Statement and the amendments thereto and the Definitive Proxy Statement and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about the Company, Polestar, ListCo and the Business Combination. When available, the Definitive Proxy Statement and other relevant materials for the proposed Business Combination will be mailed to stockholders of the Company as of a record date to be established for voting on the proposed Business Combination. Stockholders will also be able to obtain copies of the Registration/Proxy Statement, the Definitive Proxy Statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Gores Guggenheim, Inc., 6260 Lookout Rd., Boulder, CO 80301, attention: Jennifer Kwon Chou.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in the Company is set forth in the Company’s filings with the SEC (including the Company’s final prospectus related to its initial public offering (File No. 333-253338) declared effective by the SEC on March 22, 2021), and are available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Gores Guggenheim, Inc., 6260 Lookout Rd., Boulder, CO 80301, attention: Jennifer Kwon Chou. Additional information regarding the interests of such participants is contained in the Registration/Proxy Statement and will be contained in the Definitive Proxy Statement.

Polestar and ListCo, and certain of their directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination is included in the Registration/Proxy Statement and will be included in the Definitive Proxy Statement.

No Offer and Non-Solicitation

This Current Report is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the Company, Polestar or ListCo, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

2.1	BCA Amendment, dated December 17, 2021.

10.1	Form Subscription Agreement (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 27, 2021).

10.2	Registration Rights Agreement Amendment, dated December 17, 2021 (included as Annex I to Exhibit 2.1).

10.3	Lock-Up Agreement Amendment, dated December 17, 2021 (included as Annex III to Exhibit 2.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gores Guggenheim, Inc.

Date: December 17, 2021	By:	/s/ Andrew McBride
	Name:	Andrew McBride
	Title:	Chief Financial Officer and Secretary